                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        DATE OF REPORT: OCTOBER 28, 2002
               (DATE OF EARLIEST EVENT REPORTED: OCTOBER 28, 2002)

                          KINDER MORGAN MANAGEMENT, LLC
             (Exact name of registrant as specified in its charter)



          DELAWARE                        1-16459               76-0669886
(State or other jurisdiction            (Commission           (I.R.S. Employer
      of incorporation)                 File Number)         Identification No.)


                          500 Dallas Street, Suite 1000
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)


                                  713-369-9000
              (Registrant's telephone number, including area code)

ITEM 9.  REGULATION FD DISCLOSURE

         In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         Representatives of Kinder Morgan, Inc. ("KMI"), Kinder Morgan Energy Partners, L.P. ("KMP") and Kinder Morgan Management, LLC ("KMR") intend to make presentations during the week of October 28, 2002 at various meetings with investors, analysts and others to discuss the third quarter and year-to-date financial results, business plans and objectives of KMI, KMP and KMR. Interested parties will be able to view the materials presented at the meetings by visiting KMI's web site at: www.kindermorgan.com/investor_relations/presentations/.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      KINDER MORGAN MANAGEMENT, LLC



Dated:  October 28, 2002              By: /s/ Joseph Listengart
                                          -------------------------------------
                                              Joseph Listengart
                                              Vice President and General Counsel



                                      -3-